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                                                       Deutsche Asset Management


Cash Reserve Fund Institutional

Supplement dated March 13, 2001 to Prospectus dated April 30, 2000

The following replaces the first sentence in the `Who Should Consider Investing in the Fund' section of the Fund's Prospectus:

The Fund requires a minimum investment of $10 million.

The following replaces the table in the `Minimum Account Investments' section in the Fund's Prospectus:

To open an account                $10 million
To add to an account              $ 1 million
Minimum account balance           $ 1 million

               Please Retain This Supplement for Future Reference

SUPP1687 (3/01)

BT Institutional Funds

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